SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2011

NATIONAL INTELLIGENCE ASSOCIATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54337	27-0310225
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1800 Ravinia Place Orland Park, IL 60462
(Address of principal executive offices)

(312) 775-9700
(Registrant’s Telephone Number)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 400

San Diego, CA 92103

Phone: 619.546.6100

     Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NATIONAL INTELLIGENCE ASSOCIATION, INC.

FORM 8-K

Current Report

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Settlement Agreement

On December 2, 2011, the Company entered into a Settlement Agreement and General Mutual Release (the “Settlement Agreement”) with Millington Capital Corp. (“Millington”) pursuant to which the Company shall issue seven million (7,000,000) restricted shares of its common stock to Millington in exchange for the settlement of that certain seventy thousand US dollar ($70,000) debt owed by the Company to Millington.

The foregoing summary description of the terms of the Settlement Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Settlement Agreement, this reference is made to such Settlement Agreement which is filed hereto as Exhibit 10.1 and is incorporated herein by this reference.

Promissory Note

On December 5, 2011, National Intelligence Association, Inc., a Nevada corporation (the "Company") executed an Unsecured Convertible Promissory Note (“Note”) to Sierra Growth Inc. (“Holder”) in the amount of thirty thousand US dollars ($30,000), at an annual interest rate of ten percent (10%) and a two (2) year maturity date.  The entire principal amount of the Note, including any accrued interest, may be converted into shares of the Corporation’s common stock by election of Holder at any time at a conversion price of the lesser of $0.02 per share or seventy percent (70%) of the “fair market value” of one share of the Corporation’s common stock.

The foregoing summary description of the terms of the Note may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Note, this reference is made to such Note which is filed hereto as Exhibit 10.2 and is incorporated herein by this reference.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference into this Item 2.03.

ITEM 3.02

UNREGISTERED SHARES OF EQUITY SECURITIES.

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being acquired were being acquired for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description of Exhibit
10.1	Settlement Agreement by and between National Intelligence Association, Inc. and Millington Capital Corp. dated December 2, 2011.
10.2	Unsecured Convertible Promissory Note to Sierra Growth Inc. dated December 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL INTELLIGENCE ASSOCIATION, INC.

Dated: December 7, 2011	By:	/s/ James J. Miller
James J. Miller
Chief Executive Officer